UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY

ONE LINCOLN STREET

P.O. BOX 5049

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:
Brian F. Link	Leonard B. Mackey, Jr., Esq.
Secretary	Clifford Chance US LLP
The China Fund, Inc.	31 West 52nd Street
100 Summer Street	New York, New York 10019-6131
SUM0703
Boston, MA 02111
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

ANNUAL REPORT

October 31, 2016

THE CHINA FUND, INC.

KEY HIGHLIGHTS (unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	15,722,675
Total Net Assets (10/31/16)	$295,252,138
Net Asset Value Per Share (10/31/16)	$18.78
Market Price Per Share (10/31/16)	$16.18

TOTAL RETURN(1)
Performance as of 10/31/16:	Net Asset Value	Market Price
1-Year Cumulative	3.73%	1.73%
3-Year Cumulative	11.68%	9.43%
3-Year Annualized	3.75%	3.05%
5-Year Cumulative	31.66%	27.06%
5-Year Annualized	5.65%	4.91%
10-Year Cumulative	172.58%	142.57%
10-Year Annualized	10.55%	9.27%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/28/15	$0.2133	$1.2825
12/22/14	$0.2982	$3.4669
12/23/13	$0.4387	$2.8753
12/24/12	$0.3473	$2.9044
12/23/11	$0.1742	$2.8222
12/24/10	$0.3746	$1.8996
12/24/09	$0.2557	—
12/24/08	$0.4813	$5.3361
12/21/07	$0.2800	$11.8400
12/21/06	$0.2996	$3.7121

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF October 31, 2016 (unaudited)

Ten Largest Listed Equity Investments *
TaiwanSemiconductor Manufacturing Co., Ltd.	9.0%
TencentHoldings, Ltd.	6.8%
Sun Hung Kai Properties, Ltd.	6.5%
ChinaMerchants Bank Co., Ltd.	4.5%
AlibabaGroup Holding, Ltd.	4.2%
HongKong Exchanges and Clearing, Ltd.	4.0%
Ping An Insurance (Group) Company of China, Ltd.	3.4%
QinglingMotors Co., Ltd.	3.0%
ChinaMobile, Ltd.	3.0%
ChinaUnicom Hong Kong, Ltd.	3.0%

*	Percentages based on net assets.

INDUSTRY ALLOCATION (unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets at October 31, 2016. A complete list of holdings at October 31, 2016 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (unaudited)

Dear Stockholders,

As we enter the month of December we can look back on a very eventful year of investing in Greater China which saw continued volatility in returns.

As described in greater detail in the Investment Manager’s Statement, while the China equity market has done very well versus developed markets to date, our Fund has lagged the benchmark, mainly due to our longer term investment focus which is not designed to adjust for short term, sentiment driven market movements.

Since my last statement, the six months ended October 31, 2016 saw the Fund returning 11.28%. Although this puts us at the top of our peer group, we underperformed the benchmark which returned 14.18%. We are clearly disappointed that the Fund is behind the MSCI Golden Dragon Index by 6.1% year to date and we have had detailed discussions with our portfolio manager about this.

We would like to reassure you that we believe our portfolio is well positioned for sustainable long term returns and we will continue to work closely with our manager to return the Fund to the positive pattern of returns to which you have been accustomed.

We thank you for entrusting us with your investments and look forward to your continued support.

Yours sincerely,

Joe O. Rogers

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (unaudited)

Market Environment

Over the last few months, investors have been encouraged by positive economic data coming out of China including improved import figures, better corporate earnings as well as improvement in the official Purchasing Managers’ Index. In comparison, the Chinese equity markets have experienced much more dramatic movements over the past year. The MSCI Golden Dragon Index (“Index”) experienced one of the worst starts to a calendar year with a correction of 9.98% in January 2016 mainly due to the newly introduced ‘circuit breaker’ rule in the China A-Shares market. From mid-February, Chinese equities started to recover their lost ground and as at October 31, 2016, the Index has returned 11.82% in US dollar (“USD”) terms for the first 10 months of 2016, outperforming major developed markets such as United States, Europe and Japan.

It is worth noting that the current rally started gaining momentum after ‘Brexit’ in June. Growing political risk in Europe, concerns over elevated valuations in the United States and the potential for a ‘lower for longer’ interest rate environment have combined to drive fund flows back into emerging market equities. In particular, we have observed a strong pick up in passive fund flows, pushing up many index heavy, mega cap stocks. For example, Tencent Holdings Ltd., Taiwan Semiconductor Manufacturing Co. Ltd. and Alibaba Group Holdings Ltd., the largest Index constituents, have each returned 25.13% in USD terms year-to-date, and now account for 20.48% of the index. In contrast, mid and small cap China stocks have underperformed large caps by 3.03% and 9.91% respectively year-to-date.

Portfolio Review

The Fund typically has a bias towards mid and small caps where we find the higher potential long term growth opportunities for the region. However, the investment style has been a headwind this year. For example, the top two detractors over the last 12 months have been two mid cap industrial stocks, Beijing Enterprises Holdings Ltd., a natural gas distributor, and China Everbright International Ltd., a waste treatment solution provider. We have held both names in the Fund for over five years, with a positive view on the rising usage of natural gas and the increasing need for waste treatment in China. Over the year, both names were negatively impacted by concerns of potential natural gas price cuts and subsidy reductions on alternative energy. We believe the longer term structural growth trend for both companies remains intact.

Among the top contributors was Digital China Holdings Ltd., a small cap IT service provider. During the past year, the company has managed to gradually transition from an IT distributor to concentrate fully on internet services, focusing on more value added businesses such as cloud, big data, agricultural IT and smart city initiatives. The company also used the funding of an IT distribution divestment to pay a special dividend of HK$3.20 per share in April. We believe the successful transition of business should take time and gradually lead to a further re-rating of the company’s share price going forward.

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (unaudited) (continued)

Market Outlook

The overcapacity issues in traditional manufacturing, commodities and materials show disappointingly few signs of meaningful reform. Companies in these sectors continue to face significant headwinds. Where we do see better growth prospects are in service-related industries and high end manufacturing. The powerful long term trends encompassing consumption and manufacturing upgrade cycles should provide decent opportunities for companies with the right positioning and execution ability. Often these opportunities are in the mid and small cap space where growth potential is yet to be reflected in valuations.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (unaudited)

Allianz Global Investors (“AGI”) is a diversified active investment manager with a strong parent company and a culture of risk management. With 24 offices in 18 countries, AGI provides global investment and research capabilities with consultative local delivery. It has $541 billion1 in assets under management for individuals, families and institutions worldwide, and employs over 500 investment professionals.

Ms. Christina Chung serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. She joined the group in 1998 and has been a managing director since January 2010. She heads the Greater China Team and is the lead manager of Hong Kong, China, China A-shares and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent, strong performance. She has 26 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts.

Before joining the group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

[1]	Combined worldwide AUM as of July 31, 2016.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2016

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK
HONG KONG
Commercial Services & Supplies — 3.1%
China Everbright International, Ltd.	6,312,000	$7,569,663
Goldpac Group, Ltd.#	5,021,000	1,489,171

		9,058,834

Construction & Engineering — 1.5%
China State Construction International Holdings, Ltd.	3,046,000	4,454,198

Diversified Financial Services — 4.0%
Hong Kong Exchanges and Clearing, Ltd.	449,400	11,903,101

Diversified Telecommunication Services — 5.6%
China Unicom Hong Kong, Ltd.	7,466,000	8,751,419
Hutchison Telecommunications Hong Kong Holdings, Ltd.	7,974,000	2,570,649
PCCW Ltd.	8,623,000	5,137,206

		16,459,274

Electronic Equipment & Instruments — 3.2%
Digital China Holdings, Ltd.(1)	7,444,000	6,239,450
Zhuzhou CRRC Times Electric Co., Ltd.(1)	647,500	3,139,455

		9,378,905

Food Products — 0.7%
Want Want China Holdings, Ltd.(1)	3,538,000	2,157,971

Hotels, Restaurants & Leisure — 1.2%
Sands China, Ltd.	810,800	3,528,695

Household Products — 0.7%
Vinda International Holdings, Ltd.	984,000	1,949,005

Industrial Conglomerates — 4.4%
Beijing Enterprises Holdings, Ltd.	1,182,500	5,916,426
CK Hutchison Holdings, Ltd.	310,000	3,835,600
Jardine Matheson Holdings, Ltd.	51,100	3,112,501

		12,864,527

Internet Software & Services — 13.0%
Alibaba Group Holding, Ltd. ADR*(1)	121,966	12,402,722
Baidu Inc. ADR*	32,722	5,787,213
Tencent Holdings, Ltd.	760,900	20,192,940

		38,382,875

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2016

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
HONG KONG (continued)
Metals & Mining — 0.3%
Tiangong International Co., Ltd.	7,246,000		$915,695

Oil, Gas & Consumable Fuels — 2.1%
CNOOC, Ltd.	4,982,000		6,340,850

Pharmaceuticals — 1.0%
CSPC Pharmaceutical Group, Ltd.	2,892,000		2,998,341

Real Estate Management & Development — 8.2%
China Overseas Land & Investment, Ltd.	1,616,000		4,990,838
Sun Hung Kai Properties, Ltd.	1,289,000		19,248,109

			24,238,947

Semiconductors & Semiconductor Equipment — 2.6%
Semiconductor Manufacturing International Corp.*(1)	64,229,000		7,785,484

Textiles, Apparel & Luxury Goods — 0.8%
Li & Fung, Ltd.(1)	4,690,000		2,310,270

Wireless Telecommunication Services — 3.0%
China Mobile, Ltd.	776,500		8,896,629

TOTAL HONG KONG — (Cost $152,330,921)		55.4%	163,623,601

HONG KONG — “H” SHARES
Automobiles — 3.0%
Qingling Motors Co., Ltd.#	28,960,000		8,925,305

Capital Markets — 1.4%
CITIC Securities Co., Ltd.	1,810,000		4,014,520

Commercial Banks — 7.2%
China Construction Bank Corp.	10,814,000		7,920,659
China Merchants Bank Co., Ltd.(1)	5,450,500		13,297,931

			21,218,590

Independent Power Producers & Energy Traders — 1.0%
China Resources Power Holdings Co., Ltd.	1,778,000		3,021,856

Insurance — 3.4%
Ping An Insurance (Group) Company of China, Ltd.	1,911,000		10,091,162

Transportation Infrastructure — 1.4%
Qingdao Port International Co., Ltd. 144A(1)	6,596,000		4,040,181

TOTAL HONG KONG — “H” SHARES — (Cost $48,856,689)		17.4%	51,311,614

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $201,187,610)		72.8%	214,935,215

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2016

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK (continued)
TAIWAN
Computers & Peripherals — 2.2%
Advantech Co., Ltd.	798,841		$6,505,653

Diversified Financial Services — 1.8%
Fubon Financial Holdings Co., Ltd.	3,758,000		5,334,973

Diversified Telecommunication Services — 1.3%
Chunghwa Telecom Co., Ltd.	1,110,000		3,798,780

Electronic Equipment & Instruments — 7.2%
Delta Electronics, Inc.(1)	1,548,359		8,169,271
Hon Hai Precision Industry Co., Ltd.	2,537,100		6,857,787
Largan Precision Co., Ltd.	54,000		6,391,191

			21,418,249

Insurance — 1.3%
Cathay Financial Holding Co., Ltd.	2,880,000		3,737,178

Machinery — 1.0%
King Slide Works Co., Ltd.(1)	239,000		2,930,936

Semiconductors & Semiconductor Equipment — 9.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,461,000		26,646,550

TOTAL TAIWAN — (Cost $53,594,753)		23.8%	70,372,319

TOTAL COMMON STOCK — (Cost $254,782,363)		96.6%	285,307,534

EQUITY-LINKED SECURITY
Hotels, Restaurants & Leisure — 1.0%
China CYTS Tours Holding Co., Ltd. Access Product (expiration 01/17/17) 144A(2) — (Cost $2,785,230)	888,827		2,986,459

COLLATERAL FOR SECURITIES ON LOAN — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $1,028,930)	1,028,930		1,028,930

See notes to financial statements.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

October 31, 2016

Name of Issuer and Title of Issue	Face Amount		Value (Note A)
SHORT TERM INVESTMENT — 2.1%
Repurchase Agreement with State Street Bank and Trust, dated 10/31/16, 0.01%, due 11/01/16, proceeds $6,175,002; collateralized by U.S. Treasury Note, 2.13%, due 09/30/21, valued at $6,299,625, including interest. (Cost $6,175,000)	$6,175,000		$6,175,000

TOTAL INVESTMENTS — (Cost $264,771,523)		100.1%	295,497,923
OTHER ASSETS AND LIABILITIES		(0.1)%	(245,785)

NET ASSETS		100.0%	$295,252,138

Notes to Schedule of Investments

*	Denotes non-income producing security.

#	Illiquid security.

(1)	Securities (or a portion of the security) is on loan. As of October 31, 2016, the market value of the securities loaned was $28,845,129. The loaned securities were secured with cash collateral of $1,028,930 and non-cash collateral with a value of $30,108,216. The non-cash collateral received consists of short term investments, long term bonds and equities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(2)	Equity linked securities issued by Citigroup Global Markets Holdings.

144A — Securities restricted for resale to Qualified Institutional Buyers in the United States or to non-US persons. At October 31, 2016, these restricted securities amounted to $7,026,640, which represented 2.4% of total net assets.

ADR — American Depositary Receipt

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2016

ASSETS
Investments in securities, at value (cost $264,771,523) (including securities on loan, at value, $28,845,129) (Note A)	$295,497,923
Cash	1,396
Foreign currency, at value (cost $2,007,434)	2,007,739
Receivable for securities lending income	19,373
Prepaid expenses	93,403

TOTAL ASSETS	297,619,834

LIABILITIES
Payable for investments purchased	744,841
Payable upon return of collateral for securities on loan	1,028,930
Investment management fee payable (Note B)	177,569
Administration and custodian fees payable (Note B)	182,774
Chief Compliance Officer fees payable	5,000
Directors’ fees payable (Note B)	13,886
Other accrued expenses and liabilities	214,696

TOTAL LIABILITIES	2,367,696

TOTAL NET ASSETS	$295,252,138

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 15,722,675 shares outstanding (Note C)	157,227
Paid in capital in excess of par	292,337,833
Undistributed net investment income	7,354,136
Accumulated net realized loss on investments and foreign currency transactions	(35,323,763)
Net unrealized appreciation on investments and foreign currency translations	30,726,705

TOTAL NET ASSETS	$295,252,138

NET ASSET VALUE PER SHARE
($295,252,138/15,722,675 shares of common stock outstanding)	$18.78

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

INVESTMENT INCOME:
Dividend income — (net of tax withheld of $707,277)	$10,859,716
Other income(a)	320,385
Securities lending income	255,680
Interest income	513

TOTAL INVESTMENT INCOME	11,436,294

EXPENSES
Investment Management fees (Note B)	1,922,143
Directors’ fees and expenses (Note B)	583,333
Custodian fees (Note B)	542,428
Administration fees (Note B)	431,199
Insurance	109,611
Audit	92,500
Legal fees	65,056
Principal Financial Officer fee	60,000
Chief Compliance Officer fee	60,000
Shareholder service fees	49,666
Printing and postage	45,253
Transfer agent fees	27,382
Stock exchange listing fee	25,394
Miscellaneous expenses	119,129

TOTAL EXPENSES	4,133,094

NET INVESTMENT INCOME	7,303,200

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investment transactions	(34,874,841)
Net realized gain on foreign currency transactions	52,680

(34,822,161)

Net change in unrealized appreciation/depreciation on investments	33,363,780
Net change in unrealized appreciation/depreciation on foreign currency translations	64,154

33,427,934

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(1,394,227)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,908,973

(a)	Other income represents a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,303,200	$4,001,713
Net realized gain/(loss) on investments and foreign currency transactions	(34,822,161)	19,006,062
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	33,427,934	(31,464,748)

Net increase (decrease) in net assets from operations	5,908,973	(8,456,973)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,344,977)	(4,676,381)
Net realized gains	(20,112,202)	(54,368,026)

Total dividends and distributions to shareholders	(23,457,179)	(59,044,407)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends and distributions (40,646 and 0 shares, respectively)	609,703	—

Net increase in net assets from capital share transactions	609,703	—

NET DECREASE IN NET ASSETS	(16,938,503)	(67,501,380)

NET ASSETS:
Beginning of Year	312,190,641	379,692,021

End of Year	$295,252,138	$312,190,641

Undistributed net investment income, end of year	$7,354,136	$3,344,508

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended October 31,
	2016		2015	2014	2013	2012(1)
Per Share Operating Performance
Net asset value, beginning of year	$19.91		$24.21	$25.77	$24.50	$28.99

Net investment income*	0.46	(2)	0.26	0.33	0.41	0.28
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.10)		(0.79)	1.43	4.05	(1.95)

Total from investment operations	0.36		(0.53)	1.76	4.46	(1.67)

Less dividends and distributions:
Dividends from net investment income	(0.21)		(0.30)	(0.44)	(0.35)	(0.17)
Distributions from net realized gains	(1.28)		(3.47)	(2.88)	(2.90)	(2.82)

Total dividends and distributions	(1.49)		(3.77)	(3.32)	(3.25)	(2.99)

Capital Share Transactions:
Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend or through the dividend reinvestment program	0.00	(3)	—	—	0.06	0.17

Net asset value, end of year	$18.78		$19.91	$24.21	$25.77	$24.50

Market price, end of year	$16.18		$17.49	$21.44	$22.66	$21.85

Total Investment Return (Based on Market Price)	1.73%		(1.95)%	9.71%	19.67%	(3.02)%

Total Investment Return (Based on Net Asset Value)	3.73%		(1.16)%	8.93%	21.38%	(2.93)%

Ratios and Supplemental Data
Net assets, end of year (000’s)	$295,252		$312,191	$379,692	$404,163	$396,094
Ratio of net expenses to average net assets	1.51%		1.34%	1.31%	1.34%	1.41%
Ratio of net investment income to average net assets	2.66	%(2)	1.16%	1.39%	1.73%	1.12%
Portfolio turnover rate	52%		64%	67%	45%	78%

*	Per share amounts have been calculated using the average share method.

(1)	The Fund’s investment management arrangements changed in November 2011, and February 2012.

(2)	Amount includes a non-recurring payment of a refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.02 per share and 0.12% of average net assets.

(3)	Amount is less than $0.01.

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China (“Direct Investments”). The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund’s Investment Manager is Allianz Global Investors (“Investment Manager”).

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security valuation:    Portfolio securities listed on recognized United States or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments, if any, are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of

NOTES TO FINANCIAL STATEMENTS (continued)

quotations from broker-dealers, the availability of values of third parties other than the Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, realization of the collateral by the Fund may be delayed or limited.

	Remaining Contractual Maturity of the Agreements As of October 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Repurchase Agreements
U.S. Treasury and agency securities	$6,175,000	$—	$—	$—	$6,175,000

Total Borrowings	$6,175,000	$—	$—	$—	$6,175,000

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio. The non-cash collateral received consists of short term investments, long term bonds and equities, and is held for the benefit of the Fund at the Fund’s custodian. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)

	Remaining Contractual Maturity of the Agreements As of October 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Money Market Fund	$1,028,930	$—	$—	$—	$1,028,930

Total Borrowings	$1,028,930	$—	$—	$—	$1,028,930

Gross amount of recognized liabilities for securities lending transactions					$1,028,930

As of October 31, 2016, the Fund had loaned securities which were collateralized by cash, short term investments, long term bonds and equities. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$28,845,129	$1,028,930	$30,108,216	$31,137,146

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2016.

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than 0)
$1,028,930	—	(1,028,930)	$0

Foreign currency translations: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At October 31, 2016, the Fund did not hold forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract. At October 31, 2016, the Fund did not hold any option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016, the Fund held equity-linked securities, in the form of warrants issued by Citigroup Global Markets Holdings (the “Issuer”), which was a Qualified Foreign Institutional Investor (“QFII”) in China. Under the terms of the agreement, each warrant entitles the Fund to receive from the Issuer an amount in U.S. dollars linked to the performance of specific equity shares. Under this agreement, the Fund has agreed to pay or provide reimbursement for any taxes imposed on the China A Share investments underlying the equity-linked securities. Non-resident corporate investors in China, such as the Issuer of the equity-linked securities, are subject to a statutory 10% withholding tax on both dividend and interest income sourced from China, absent an applicable tax treaty.

In March 2015, the Ministry of Finance, the China Securities Regulatory Commission and the State Administration of Taxation issued Circular 79 on the tax treatment of gains derived by QFIIs and Renmimbi Qualified Institutional Investors (“RQFII”) from the trading of equity investments in China. The Circular grants a temporary exemption from Chinese Enterprise Income Tax on gains derived by QFIIs and RQFIIs on or after November 17, 2014 from the transfer of an equity. The Circular also confirmed that realized gains derived by QFIIs and RQFIIs before November 17, 2014 are subject to tax at 10% under the enterprise income tax law. During the year ended October 31, 2016, pursuant to indemnification agreements entered into on October 26, 2005 and May 16, 2008, the Fund incurred a liability to reimburse CLSA Limited, a previous issuer of equity-linked securities held by the Fund, $400,029 for capital gain taxes paid related to investments in equity-linked securities held by the Fund from the period of November 2009 through November 2014.

There can be no assurance that China will not in the future subject capital gains derived by QFIIs and RQFIIs to taxation. If China does subject such gains to taxation the Fund may be required to pay or reimburse for any taxes that the Issuers of the equity-linked securities became subject to.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in Direct Investments; however, the Board of Directors of the Fund has suspended additional investments in Direct Investments. Direct Investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At October 31, 2016, the Fund did not hold Direct Investments.

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the

NOTES TO FINANCIAL STATEMENTS (continued)

ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

Dividends and distributions:    The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex- dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board of Directors elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

The tax character of distributions the Fund made during the year ended October 31, 2016, was $10,187,178 from ordinary income and $13,270,001 from long-term capital gains. For the year ended October 31, 2015, the Fund distributed $4,676,381 from ordinary income and $54,368,026 from long-term capital gains.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended October 31, 2016, the effects of certain differences were reclassified. The Fund increased undistributed net investment income by $51,405, decreased additional paid-in-capital by $1 and increased accumulated net realized loss by $51,404. These differences were primarily due to the differing tax treatment of foreign currency and distribution redesignations. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2016, the components of distributable earnings on a tax basis were $7,354,136 of undistributed ordinary income and capital loss carryover of $34,308,004. Capital loss carryovers are available to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryover, such gains will not be distributed. As of October 31, 2016, the fund had non-expiring short term capital loss carryover of $18,956,465 and non-expiring long term capital loss carryover of $15,351,539. On a book basis, the Fund also had $29,710,946 of net unrealized appreciation on investments and currency, resulting in a total accumulated earnings of $2,757,078. Permanent book/tax differences relate to foreign currency gain/losses, distribution re-designations, and wash sales.

At October 31, 2016, the cost of investments for federal income tax purposes was $265,787,282. Gross unrealized appreciation of investments was $52,609,595 while gross unrealized depreciation of investments was $22,898,954, resulting in net unrealized appreciation/depreciation of investments of $29,710,641.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Allianz Global Investors (“AGI” or “Investment Manager”) is the investment manager for the Fund’s listed assets (“Listed Assets”) and Direct Investments. AGI receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. For the year ended October 31, 2016, the Listed Assets investment management fee rate was equivalent to an annual effective rate of 0.70% of the Fund’s average weekly net assets. AGI also receives a fee computed weekly and payable monthly, at an annual rate of 1.50% of the average weekly value of the Fund’s assets invested in Direct Investments, if any. For the year ended October 31, 2016, the Investment Manager was paid no fees for Direct Investments as the Fund held no such investments during the period.

No director, officer or employee of the Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board, Audit Committee Chairman and each of the directors (who is not a director, officer or employee of the Investment Manager or any affiliate thereof) an annual fee of $35,000, $30,000 and $20,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit Committee meeting or Nominating and Compensation Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors’ meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At October 31, 2016, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 15,722,675 were issued and outstanding.

NOTE D — INVESTMENT TRANSACTIONS

For the year ended October 31, 2016, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $136,287,168 and $150,495,648, respectively.

NOTE E — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE F — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total

Common Stock	$285,307,534	$—	$—	$285,307,534
Equity-Linked Securities	—	2,986,459	—	2,986,459
Collateral For Securities On Loan	1,028,930	—	—	1,028,930
Short Term Investment	—	6,175,000	—	6,175,000

TOTAL INVESTMENTS	$286,336,464	$9,161,459	$—	$295,497,923

*	Please refer to the Schedule of Investments for additional security details.

The Fund’s policy is to disclose transfers between levels based on valuations at the beginning of the reporting period. For the period ended October 31, 2016, there were no transfers between Level 1, 2 or 3.

NOTE G — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the year ended October 31, 2016.

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and The Board of Directors of

The China Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The China Fund, Inc. (the “Fund”), as of October 31, 2016 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The China Fund, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 20, 2016

THE CHINA FUND, INC.

Other Information (unaudited)

TAX INFORMATION (unaudited)

Foreign Taxes Credit:    The Fund designates $536,617 as foreign taxes paid and $11,544,912 as foreign source income earned for regular Federal income tax purposes.

Qualified Dividend Income:    For the fiscal year ended October 31, 2016, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on the individual’s tax bracket. Complete information will be reported in conjunction with the Form 1099-DIV. For the year ended October 31, 2016, the Fund had $2,956,570 in Qualified Dividend Income and 0.68% of total ordinary income dividends paid qualified for the corporate dividends received deduction.

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐       Information it receives from stockholders on applications or other forms; and

☐       Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2016 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

THE CHINA FUND, INC.

Other Information (continued) (unaudited)

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 25, 2016, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Whenever the Directors of the Fund declare a capital gains distribution or an income dividend payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash), Participants will take such distribution or dividend entirely in shares of common stock to be issued by the Fund, and the Plan Agent shall automatically receive such shares of common stock, including fractions, for the Participant’s account.

Whenever a dividend or distribution is declared payable in cash or shares of the Fund’s common stock, the Plan will operate as follows: (i) whenever the market price per share of common stock equals or exceeds the net asset value per share at the time shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), Participants will be issued shares of common stock by the Fund valued at net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then Participants will be issued shares valued at 95% of the market price; and (ii) whenever the net asset value per share of the common stock on the Valuation Date exceeds the market price of a share of the common stock on the Valuation Date, Participants will receive shares of common stock of the Fund purchased in the open market. The Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the New York Stock Exchange (the “Exchange”) or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the Participants, buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of such dividend or distribution for the Participants’ accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

For all purposes of the Plan: (a) the market price of shares of common stock of the Fund on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date, (b) Valuation Date shall be the dividend or distribution payment date or, if that date is not an Exchange trading day, the next preceding trading day, and (c) net asset value per share of common stock on a particular date shall be as determined by or on behalf of the Fund.

The open-market purchases provided for above may be made on any securities exchange where the shares of common stock of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. In every case the price to the Participant shall be the weighted average purchase price obtained by the Plan Agent’s broker, net of fees. Funds held by the Plan Agent will not bear interest. In addition, it is understood that the Plan Agent shall have no liability (other than as provided in the Plan) in connection with any inability to purchase shares of common stock within 30 days after the payment date of any dividend or distribution as herein provided or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the shares of common stock of the Fund acquired for any Participant’s account. Whenever the Plan Agent, as purchasing agent for the Participants, is to buy shares of common stock in the open market, on the Exchange or elsewhere, with the cash in respect of a dividend or distribution, to the extent the Plan Agent is able to do so and, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the income dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as an income dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distributions, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

Directors and Officers (Unaudited)

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified.

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
CLASS I
Joe O. Rogers (68) 2477 Foxwood Drive Chapel Hill, NC 27514	Director, Chairman of the Board	1992 (2018)	Principal, Rogers International LLC (investment consultation) (2010-present); Visiting Professor Fudan University School of Management (2010-2012).	1	None.
Richard Shore (55) Gilbert LLP 1100 New York Avenue, NW, Suite 700 Washington, DC 20005	Director	2014 (2018)	Partner, Gilbert LLP (law firm) (2001-present); Director, Reneo, LLC (strategic consulting firm) (2014-present).	1	None.

CLASS II
Michael F. Holland (72) 375 Park Avenue New York, New York 10152	Director	1992 (2019)	Chairman, Holland & Company L.L.C. (investment adviser) (1995-present).	1

Director, The Holland Balanced Fund, Inc., The Taiwan Fund, Inc., Reaves Utility Income Fund and Blackstone/GSO Loan Funds; Co-Chairman and Trustee, State Street Master and Institutional Funds; and Trustee, SSgA Funds.

Li Jin (46) 204 Moss Hill Rd Boston, MA 02130	Director	2013 (2019)	Professor, Oxford University (2012-present); Chair Professor, Peking University (2012-present): Assistant and Associate Professor, Harvard University (2001-2012).	1	None.

Directors and Officers (continued) (Unaudited)

Name (Age) and Address of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex (1) Overseen by the Director or Nominee	Other Directorships/ Trusteeships in Publicly Held Companies
Gary L. French (65) 1307 61st Street NW Bradenton, FL 34209	Director	2013 (2019)	Real estate investor; Manager Member, Warners Bayou Investments I, LLC and Palma Sola Investments I, LLC (2011-present); Senior Consultant, Regulatory Fundamentals Group (development and distribution of software and related consulting services) (2011-present); Senior Vice President and Business Head, Fund Administration Division, State Street Bank (mutual fund servicing organization) (2002-2010).	1	Independent Trustee, J.P. Morgan Exchange— Traded Fund Trust (2014-present).
CLASS III
William C. Kirby (66) Morgan Hall 147 Harvard Business School Boston, MA 02163	Director	2007 (2017)	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014); Dean of the Faculty of Arts and Sciences Harvard University (2002-2006).	1	Chairman of the Board and Director, The Taiwan Fund, Inc. (2016-present); Cabot Corporation.
Linda C. Coughlin (64) 10 Delia Drive Holderness, NH 03245	Director	2015 (2017)	President and Founder, Great Circle Associates, LLC (management consultation) (2008- present).	1	None.

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Directors and Officers (continued) (Unaudited)

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Joseph Quirk (48) Allianz Global Investors 1633 Broadway New York, NY 10019	President	2014	Managing Director and Head of Fund Operations for Allianz Global Investors (2008-present).
Patrick Keniston (52) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer	2011	Managing Director, Foreside Fund Officer Services, LLC (October 2008-present).
Monique Labbe (42) Foreside Fund Officer Services, LLC 10 High Street, #302 Boston, MA 02110	Treasurer	2015

Fund Principal Financial Officer, Foreside Fund Officer

Services, LLC (2014-present); Principal/Assistant Vice

President, State Street Global Advisers (2012-2014);

Director/Assistant Vice President, State Street

Corporation (2005-2012).

Brian Link (44) 100 Summer Street SUM0703 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o State Street Bank and Trust Company

1 Lincoln St.

P.O. Box 5049

Boston, MA 02206-5049

1-888-CHN-CALL (246-2255)

Directors and Officers

Joe O. Rogers, Chairman of the Board and Director

Michael F. Holland, Director

William Kirby, Chairman of the Nominating & Compensation Committee and Director

Li Jin, Director

Gary L. French, Chairman of the Audit Committee and Director

Richard Shore, Director

Linda C. Coughlin, Director

Joseph Quirk, President

Patrick Keniston, Chief Compliance Officer of the Fund

Monique Labbe, Treasurer

Brian Link, Secretary

Investment Manager

Allianz Global Investors

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Legal Counsel

Clifford Chance US LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The China Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)

The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts.”

	(2)	The name of the audit committee financial expert is Gary L. French. Mr. French has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended October 31, 2016, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$79,500 for professional services rendered for the audit of the Fund’s annual financial statements.

For the fiscal year ended October 31, 2015, Tait Weller billed the Fund aggregate fees of US$79,500 for professional services rendered for the audit of the Fund’s annual financial statements.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2016, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended October 31, 2015, Tait Weller did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

For the fiscal year ended October 31, 2016, Tait Weller billed the Fund aggregate fees of US$13,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended October 31, 2015, Tait Weller billed the Fund aggregate fees of US$13,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended October 31, 2016, Tait Weller did not bill the Fund for other fees.

For the fiscal year ended October 31, 2015, Tait Weller did not bill the Fund for other fees.

(e) The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the Securities Exchange Act of 1934, as amended (the “1934 Act”).

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2016, were pre-approved by the Audit Committee.

All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal year ended October 31, 2015, were pre-approved by the Audit Committee.

For the fiscal years ended October 31, 2016 and October 31, 2015, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f) Not applicable.

(g) For the fiscal year ended October 31, 2016, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2016, Tait Weller did not provide any non-audit services to Allianz Global Investors U.S. LLC (“AGI,” or the “Investment Adviser”) or any other entity in the Fund’s Investment Company Complex.

For the fiscal year ended October 31, 2015, Tait Weller did not bill the Fund any non-audit fees. For the fiscal year ended October 31, 2015, Tait Weller did not provide any non-audit services to AGI or any other entity in the Fund’s Investment Company Complex.

(h) Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are Linda C. Coughlin, Gary L. French, Michael F. Holland, Li Jin, William C. Kirby, Joe O. Rogers and Richard Shore.

Item 6. Investments.

Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its Investment Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of December 28, 2016, the portfolio manager of the registrant is as follows:

Christina Chung

Managing Director, Senior Portfolio Manager

Investment experience: 27 Years

Christina joined the firm in 1998 and has been a managing director since January 2010. She is head of the Greater China Equity Team and lead manager of the Hong Kong, China and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent strong performance. She has 27 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts. Before joining the Group, she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

(a)(2)

Christina Chung

As of October 31, 2016, Ms. Chung managed and advised 7 mutual funds with a total of approximately US$2,630 million in assets and 14 other accounts with a total of approximately US$2,014 million in assets. Of these other accounts, one account, with a total of approximately US$235 million in assets, is entitled to performance based fees.

Ms. Chung is also the co-manager of 2 other accounts with a total of approximately US$306 million in assets.

Conflicts of Interest:

Equitable treatment of client monies is a fundamental principle of AGI investment management business. AGI believes that the management of potential conflicts of interest is germane to the business, regardless of its client mix and fund types.

Ms. Chung’s simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. AGI has adopted procedures and methodology to demonstrate effective conflict management. It believes that sufficient controls, policies and systems are in place to address such conflicts.

Its suite of compliance and investment policies are designed to address those practices within AGI that could cause conflicts of interest across all client funds. The firm has policies, systems and controls in place to identify potential conflicts between itself and its clients, as well as between one client and another, to achieve consistent treatment of conflicts of interest throughout its business. It aims to manage conflicts of interest that may arise with an aim, as far as practicable, that such conflicts do not adversely affect the interests of its clients.

AGI reviews its internal policies regularly and will notify clients of any material changes, as and when they occur.

Compensation:

AGI’s compensation system is designed to support its corporate values and culture. While it acknowledges the importance of financial incentives and seek to pay top quartile remuneration for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Programme (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the aforementioned LTIP and a Deferral into Funds programme (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 50% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AGI over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AGI funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank.’ Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a pay-out from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. The overwhelming majority of these payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

Ownership of Securities: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant’s equity securities beneficially owned as of October 31, 2016.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christina Chung	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The China Fund, Inc.

Date:	December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The China Fund, Inc.

Date:	December 28, 2016
By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date:	December 28, 2016